SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
              the Securities Exchange Act of 1934 (Amendment No. )

    Filed by the Registrant   /X/
    Filed by a Party other than the Registrant  / /

    Check the appropriate box:
    / /      Preliminary Proxy Statement
    / /      Confidential, for Use of the Commission Only (as
             permitted by Rule 14a-6(e)(2))
    /X/      Definitive Proxy Statement
    / /      Definitive Additional Materials
    / /      Soliciting Material Pursuant to Section 240.14a-11(c)
             or Section 240.14a-12

                               STATE BANCORP, INC.
       -------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


       -------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

   Payment of Filing Fee (Check the appropriate box):

   /X/    $125 per Exchange Act Rules 0-11(c)(1)(ii),  14a-6(i)(1),  14a-6(i)(2)
          or Item 22(a)(2)of Schedule 14A.
   / / $500 per each party to the controversy pursuant to Exchange Act Rule 14(a)-6(i)(3).
   / /    Fee computed on table below per Exchange Act Rules 14a-
          6(i)(4)and 0-11.
          1)   Title of each class of securities to which transaction applies:

               ----------------------------------------------------------------
          2) Aggregate number of securities to which transaction applies:

               ----------------------------------------------------------------
          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               ----------------------------------------------------------------
          4) Proposed maximum aggregate value of transaction:

               ----------------------------------------------------------------
          5) Total fee paid:

               ----------------------------------------------------------------
   / /    Fee paid previously with preliminary materials.
   / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

               ----------------------------------------------------------------
          2)   Form, Schedule or Registration Statement No.:

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          3)   Filing Party:

               ----------------------------------------------------------------
          4)   Date Filed:

               ----------------------------------------------------------------

                               STATE BANCORP, INC.
                               699 Hillside Avenue
                          New Hyde Park, New York 11040
                                 (516) 437-1000



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS



To the Stockholders of STATE BANCORP, INC.:
         At the direction of the Board of Directors of State Bancorp, Inc. (the "Company"), NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of the Company will be held at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, on April 28, 1998 at 10:00 A.M. (local time), for the following purposes:
         1. To elect four (4) directors.
         2. To transact such other business as may properly come before the meeting or any adjournments thereof.
         The Board of Directors has fixed the close of business on March 20, 1998 as the record date for determination of Stockholders entitled to notice of and to vote at the meeting, and only Stockholders of record on said date will be entitled to receive notice of and to vote at said meeting.
         PLEASE TAKE NOTICE that the By-Laws of the Company were amended and restated in September, 1997. Certain of the amendments and restatements regulate the election of directors to be held at the meeting. A concise statement of the changes made which affect the election of directors follows:

Article           Section                         Statement of Changes
-------           -----------   ------------------------------------------------
      I                104      (a)  Written notice of stockholder meetings
                                shall  be given  not less  than ten (10) nor
                                more  than  fifty   (50)  days   before  the
                                meeting.   (b)  Any   previously   scheduled
                                meeting of stockholders  may be postponed by
                                resolution of the Board of Directors.
      I                105      (a) The Chairman of the Board shall preside at
                                all stockholders' meetings.
                                (b) The presiding officer, or a majority of
                                the shares present at a stockholders' meeting,
                                may adjourn the meeting, whether or not a
                                quorum is present.
      I                106      Inspectors of Election must make a written
                                report.  Inspectors may include individuals
                                who serve the Company in other capacities.
      I                108(B)   (1) Nominations for election of directors and
                                the proposal of business at an annual meeting
                                of stockholders may be made: (a) pursuant to
                                the Company's notice of meeting; (b) by or at
                                the direction of the Board of Directors; or
                                (c) by any stockholder of record of the
                                Company who follows the notice procedures of
                                this By-Law.
                                (2) For nominations or other business to be
                                properly brought before an annual
                                stockholders' meeting by a stockholder,  the
                                stockholder  must have given  timely  notice
                                thereof in writing to the  Secretary  of the
                                Company.  To be  timely,  a notice  shall be
                                delivered to the  Secretary at the principal
                                executive  offices of the  Company not later
                                than 90 days nor earlier than 120 days prior
                                to the first  anniversary  of the  preceding
                                year's annual meeting.
      I                108(D)   (1) Only such persons who are nominated in
                                accordance with the procedures set forth in this By-Law shall be eligible to serve as directors and only such business shall be conducted at a stockholders' meeting as shall have been brought before the meeting in accordance with the procedures set forth in this By-Law. The Chairman of the meeting shall have the duty and power to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-Law and, if not so made or proposed, to declare that such defective nomination or proposal shall be disregarded.
      The full text of each such By-Law is set forth below.

      Section 104.  Notice of the Meetings.
      ------------  -----------------------
      (a) Written or printed notice, stating the place, day and hour of the meeting and the purpose or purposes for which the meeting is called, shall be delivered by the Company not less than ten (10) days nor more than fifty (50) days before the date of the meeting, either personally or by first class mail, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail with postage thereon prepaid, addressed to the stockholder at his address as it appears on the stock transfer books of the Company or at such other address given by the stockholder in accordance with law.
      (b) Any previously scheduled meeting of the stockholders may be postponed, and any special meeting of the stockholders may be canceled, by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such meeting of stockholders.

      Section 105.  Conduct of Stockholders' Meetings; Adjournment.
      ------------  -----------------------------------------------
      (a) The Chairman of the Board shall preside at all stockholders'
meetings. In the absence of the Chairman of the Board, the President shall preside or, in his/her absence, the Vice Chairman of the Company. The Officer presiding over the stockholders' meeting may establish such rules and regulations for the conduct of the meeting as he/she may deem to be reasonably necessary or desirable for the orderly and expeditious conduct of the meeting, and shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at the stockholders' meeting. Subject to Section 202 of these By-Laws, unless the Officer presiding over the stockholders' meeting otherwise requires, stockholders need not vote by ballot on any question.
      (b) The presiding Officer at a stockholders' meeting or a majority of the shares of the Company present thereat, represented in person or by proxy, may adjourn the meeting from time to time, whether or not there is a quorum. No notice of the time and place of adjourned meetings need be given except as required by law. The stockholders present at a duly called meeting at which a quorum is present may continue to transact business until adjournment, notwithstanding the withdrawal of enough stockholders to leave less than a quorum.

      Section 106.  Inspectors of Election.
      ------------  -----------------------
  Two inspectors of election shall be appointed by the Board of Directors to serve at each annual or special meeting of stockholders and to make a written report thereof, and if any inspector shall fail to serve, the presiding Officer shall appoint an inspector in his place.
Such inspectors may include individuals who serve the Company in other capacities, including, without limitation, as officers, employees, agents or representatives.

      Section 108.  Notice of Stockholder Business and Nominations.
      ------------  -----------------------------------------------

      (a) Annual Meetings of Stockholders.
          --------------------------------
      (1) Nominations of persons for election to the Board of Directors of the Company and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders
(A) pursuant to the Company's notice of meeting, (B) by or at the direction of the Board of Directors or (C) by any stockholder of the Company who was a stockholder of record at the time of giving of notice provided for in this By-Law, who is entitled to vote at the meeting, who (in the case of nominations of persons for election to the Board of Directors of the Company) is entitled to cast votes with respect to at least five (5) percent of the outstanding capital stock of the Company and who complies with the notice procedures set forth in this By-Law.
      (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (C) of paragraph (a)(1) of this By-Law, the stockholder must have given timely notice thereof in writing to the Secretary of the Company and such other business must otherwise be a proper matter for stockholder action. To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reason for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made, (I) the name and address of such stockholder, as they appear on the stock transfer books of the Company, and of such beneficial owner, and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.
      (3) Notwithstanding anything in the second sentence of paragraph (a)(2) of this By-Law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Company is increased and there is no public announcement by the Company naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Company not later than the close of business on the 10th day following the day on which such public announcement is first made by the Company.

      (b)  Special  Meetings  of  Stockholders.
           ------------------------------------
Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Company's notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Company's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Company who is a stockholder of record at the time of giving of notice provided for in this By-Law, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law. In the event the Company calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such position(s) as specified in the Company's notice of meeting, if the stockholder's notice required by paragraph (a)(2) of this By-Law shall be delivered to the Secretary at the principal executive offices of the Company not earlier than the close of business on the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the 10th day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

      (C) General.
          --------
      (1) Only such persons who are nominated in accordance with the procedures set forth in this By-Law shall be eligible to serve as directors and only such business shall be conducted at a meeting of the stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-Law. Except as otherwise required by law, the Officer presiding over such stockholders' meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-Law and, if any proposed nomination or business is not in compliance with this By-Law, to declare that such defective proposal or nomination shall be disregarded.
      (2) For purposes of this By-Law, "public announcement" shall mean disclosure in a press release reported by the Dow Jones New Service, Associated Press or comparable national news service or in a document publicly filed by the Company with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
      (3) Notwithstanding the foregoing provisions of this By-Law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-Law. Nothing in this By-Law shall be deemed to affect any rights (I) of stockholders to request inclusion of proposals in the Company's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

                                              By order of the Board of Directors



                                              Brian K. Finneran, Secretary


March 27, 1998



              IMPORTANT - PLEASE MAIL YOUR PROXY PROMPTLY, WHETHER
                 YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT

                              1998 PROXY STATEMENT

                               STATE BANCORP, INC.
                               699 Hillside Avenue
                          New Hyde Park, New York 11040
                                 (516) 437-1000


                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS
                            To be Held April 28, 1998

                               GENERAL INFORMATION



 This Proxy Statement and the accompanying form of proxy are being furnished to the shareholders (the "Stockholders") of State Bancorp, Inc. (the "Company"), a New York State corporation, in connection with the solicitation by the Board of Directors of the Company of proxies to be voted at the Annual Meeting of Stockholders of the Company (the "Meeting") to be held on April 28, 1998 at 10:00 A.M. (local time) at the New Hyde Park Inn, 214 Jericho Turnpike, New Hyde Park, New York, and at any adjournments thereof.
 The approximate date on which this Proxy Statement and form of proxy are being first sent or given to the Stockholders is March 27, 1998.

The Proxy
---------
 Your Proxy is solicited by the Board of Directors of the Company for use at the Meeting and at any adjournments thereof.
 If the enclosed form of proxy is properly executed and
returned to the Company prior to or at the Meeting and is not revoked prior to or at the Meeting, all shares represented thereby will be voted at the Meeting and, where instructions have been given by the Stockholder, will be voted in accordance with such instructions. As stated in the form of proxy, if the Stockholder does not otherwise specify, his or her shares will be voted for the election of the nominees set forth in this Proxy Statement as directors of the Company. The solicitation of proxies will be by mail, but proxies may also be solicited by telephone, telegraph or in person by officers and other employees of the Company and its wholly-owned subsidiary, STATE BANK OF LONG ISLAND (the "Bank"). The entire cost of this solicitation will be borne by the Company or the  Bank.  Should  the  Company,  in  order to  solicit  proxies,  request  the assistance of other financial institutions, brokerage houses or other custodians, nominees or fiduciaries, the Company will reimburse such persons for their reasonable expenses in forwarding the forms of proxy and proxy material to Stockholders. A Stockholder may revoke his proxy at any time prior to exercise of the authority conferred thereby, either by written notice received by the Bank or by the Stockholder's oral revocation at the Meeting. Such written notice should be mailed to Brian K. Finneran, Secretary, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040. Attendance at the Meeting will not in and of itself revoke a proxy.

Capital Stock Outstanding and Record Date
-----------------------------------------
The Board of Directors has fixed the close of business on March 20, 1998 as the record date for determination of Stockholders entitled to notice of, and to vote at, the Meeting. At the close of business on such date, there were outstanding and entitled to vote at the Meeting 6,233,421 shares, par value $5 per share, of the Company's Common Stock ("Company Stock"), its only authorized and issued class of stock. Each of the outstanding shares of the Company Stock is entitled to one vote at the Meeting with respect to each matter to be voted upon. There will be no cumulative voting of shares for election of directors or any other matter to be considered at the Meeting. There are no rights of appraisal or other similar rights granted to dissenting stockholders with regard to any matters to be acted upon at the Meeting. A majority of the outstanding shares of Company Stock entitled to vote, present in person or represented by proxy, shall constitute a quorum. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum at the Meeting for the transaction of business.
 A stockholder may, with respect to the election of directors: (I) vote for the election of all four nominees; (ii) withhold authority to vote for all such nominees; or (iii) withhold authority to vote for any of such nominees by so indicating in the appropriate space on the proxy. Directors shall be elected by a plurality of the votes cast by stockholders holding shares of Company Stock entitled to vote for the election of directors.

Consequently, votes that are withheld in the election of directors and broker non-votes will have no effect on the election.

Principal Officers
------------------
 The names and positions of the current executive officers of the Company are as follows:

           Name                                   Position (and served since)
           ----                                   ---------------------------

Thomas F. Goldrick, Jr.                           Chairman (1990)

Daniel T. Rowe                                    President (1997)

Richard W. Merzbacher                             Vice Chairman (1997)


                The age and five-year employment history of each executive officer of the Company is set forth in the following section concerning the executive officers of the Bank.
                All executive officers of the Company and the Bank are serving one-year terms.
                The names, ages and positions of the current executive officers of the Bank are as follows:

                Name                  Age       Position (and served since)
                ----                  ---       ---------------------------

Thomas F. Goldrick, Jr.                57       Chairman (1990)

Richard W. Merzbacher                  49       President (1997)

Daniel T. Rowe                         48       Vice Chairman (1997)

Frederick C. Braun, III                56       Executive Vice President (1997)

Brian K. Finneran                      40       Executive Vice President (1997)

                All of the current executive officers of the Bank have been employed by the Bank for at least the previous five years.

                             MANAGEMENT REMUNERATION


Remuneration During the Prior Three Fiscal Years
------------------------------------------------
                The following table sets forth the aggregate remuneration for services in all capacities paid by the Company and the Bank, for the fiscal year ended December 31, 1997 and for each of the two previous fiscal years, to the chief executive officer and to each executive officer of the Company or the Bank whose aggregate direct remuneration exceeded $100,000 for such year, for services rendered to the Company or the Bank.



                                                     Summary Compensation Table



                                      Annual Compensation                     Long Term Compensation
                         -----------------------------------      ----------------------------------

                                                                            Awards         Payouts
                                                                  ---------------------    -------
                                                   Other                                                All
                                                   Annual         Restricted Securities                 other
Name and                                           Compen-           Stock   Underlying     LTIP        compen-
principal       Year     Salary        Bonus       sation            Awards    Options     Payouts      sation
position                   ($)          ($)          ($)              ($)        (#)        ($)          ($)
----------------------------------------------------------------------------------------------------------------



Thomas F.       1997   275,000 (1)    154,985 (2)  7,050 (3)          -0-       2,500         -0-     10,524 (4)
Goldrick, Jr.                                                                                         18,670 (5)
Chairman        1996   257,000 (1)    115,388 (2)  6,150 (3)          -0-       2,500         -0-     10,520 (4)
and Chief                                                                                             13,750 (5)
Executive       1995   257,000 (1)    115,327 (2)  4,800 (3)          -0-       2,500         -0-      3,150 (4)
Officer                                                                                               13,620 (5)

Richard W.      1997   200,000        108,982 (2)  6,500 (3)          -0-       2,000         -0-      2,875 (4)
Merzbacher,                                                                                           18,670 (5)
President/Vice  1996   184,000         80,056 (2)  5,050 (3)          -0-       2,000         -0-      2,875 (4)
Chairman                                                                                              13,750 (5)
                1995   184,000         80,030 (2)  4,800 (3)          -0-       2,000         -0-      1,218 (4)
                                                                                                      13,620 (5)

Daniel T. Rowe, 1997   200,000        108,714 (2)  6,500 (3)          -0-       2,000         -0-      2,598 (4)
Vice Chairman/                                                                                        18,670 (5)
President       1996   179,000         77,636 (2)  6,150 (3)          -0-       2,000         -0-      2,598 (4)
                                                                                                      13,750 (5)
                1995   179,000         77,565 (2)  4,800 (3)          -0-       2,000         -0-      1,218 (4)
                                                                                                      13,620 (5)

Frederick C.    1997   143,000         72,074 (2)  -0-                -0-       1,500         -0-      3,150 (4)
Braun, III,                                                                                           18,670 (5)
Executive Vice
President (6)

Brian K.        1997   133,000 (1)      66,500 (2) -0-                -0-       1,500         -0-        692 (4)
Finneran,                                                                                             18,226 (5)
Executive Vice
President (6)


                                        6



(1) A portion of the salary of Mr. Goldrick for 1995, 1996 and 1997 and of Mr. Finneran for 1997 has been deferred and is reflected in the amount shown. The amount deferred accrues interest, during each calendar month, at the Bank's Prime Rate as in effect on the first day of such calendar month.

(2)      The  amount  shown  includes  deferred  compensation  (see  "Management
         Remuneration: Deferred Compensation Plans").

(3)      Director's fees (see page 3).

         The value of personal benefits which might be attributable to normal management or executive personal benefits cannot be specifically or precisely determined; however, Management does not believe that such value would exceed, for any named individual, 10% of such individual's salary and bonus shown on the table.

(4) A death benefit, funded by life insurance, is provided in an amount equal to three times annual salary. Amounts shown reflect premiums paid for life insurance on the executive officers listed including the portion of the premium paid pursuant to a split-dollar arrangement.

(5) Amounts shown reflect the Company's contributions to the Corporation's Employee Stock Ownership Plan and 401(k) Plan set aside or accrued during the year.

(6) Messrs. Braun and Finneran were elected as Executive Vice Presidents in February, 1997.





Compensation Pursuant to Plans
------------------------------
 Employee Stock Ownership Plan. In 1988, sponsorship of the Bank's defined contribution Retirement Plan was transferred to the Company and the Plan was amended and restated as an Employee Stock Ownership Plan ("ESOP"). Company contributions to the ESOP represent a minimum of three percent of an employee's annual gross compensation. Employees become twenty percent vested after two years of employment, with full vesting taking place upon completion of six years employment.
 401(k) Plan. The Bank maintains a 401(k) Plan which covers substantially all full-time employees. Employees may contribute up to sixteen percent of annual gross compensation. One-half of employee contributions are matched, to a maximum of three percent of an employee's annual gross compensation, by Bank contributions. Employees are fully vested in both their own and Bank contributions.
 Change of Control Employment Agreements. In September and October of 1997, the Company entered into certain employment agreements with each of Thomas F. Goldrick, Jr., Chairman of the Company and of the Bank, Daniel T. Rowe, President of the Company and Vice Chairman of the Bank, Richard W. Merzbacher, Vice Chairman of the Company and President of the Bank, Frederick C. Braun, Executive Vice President of the Bank, and Brian K. Finneran, Secretary of the Company and Executive Vice President of the Bank. Under these agreements, each of these officers has agreed to remain employed by the Company for a specified period after a "change of control" of the Company ("Employment Period") at an annual base salary at least equal to twelve times the highest monthly base salary paid to such officer during the twelve-month period immediately preceding the month in which the change of control occurs. In addition, each such officer will be awarded an annual cash bonus for each fiscal year ending during the Employment Period equal to such Officer's highest bonus for the last three full fiscal years prior to the change of control (annualized in the event that such officer was not employed by the Company for the whole of such fiscal year) (the "Recent Annual Bonus"). If such officer resigns for good reason during his or her Employment Period, or such officer's employment is terminated other than for cause or disability during that period, then the Company will be obligated to pay to such officer a lump-sum amount equal to the sum of (I) certain accrued obligations of the Company to such officer through the date of termination, including a prorated bonus based upon the higher of the Recent Annual Bonus and the bonus for the most recent fiscal year during the Employment Period (annualized in the event that such officer was not employed by the Company for the whole of such fiscal year) (such higher amount, the "Highest Annual Bonus"), (ii) three times (two times in the case of Messrs. Braun and Finneran) the sum of such officer's annual base salary and Highest Annual Bonus and (iii) an amount designed to provide such officer with the equivalent of three years (two years in the case of Messrs. Braun and Finneran) of accrual of benefits under the Employee Stock Ownership Plan and in the case of Messrs. Goldrick, Rowe, Merzbacher and Braun, the Deferred Compensation Agreement by and between the Bank and such officer, dated as of April 1, 1994 (January 1, 1996 in the case of Mr. Braun). Such officer will also be entitled to continued employee benefits for a period of three years (two years in the case of Messrs. Braun and Finneran) after the date of termination.
 Deferred Compensation Plans.  The Bank has in effect a
non-qualified deferred compensation plan (each, a "Plan") for each officer for whom contributions under the ESOP are limited by the applicable provisions of the Internal Revenue Code. Each Plan provides for a credit to an account for each such officer of an amount equal to the excess of: (A) the amount of the contribution to the ESOP for such officer in the absence of such Internal Revenue Code limitations over (B) the actual amount of such contribution. The amount credited to each Plan accrues interest, during each calendar month, at the Bank's Prime Rate as in effect on the first day of such calendar month.
 Incentive Stock Option Plans. The following tables show, as to the chief executive officer and executive officers previously named, information with respect to options granted to and exercised during the fiscal year ended December 31, 1997 and as to unexercised options held at the end of such fiscal year and the dollar value of such unexercised options.




                      Option Grants in Last Fiscal Year(1)
                      ------------------------------------
                                                                                      Potential
                                                                                      realizable
                                                                                      value at
                                                                                      assumed annual
                                                                                      rates of stock
                                                                                      price apprecia-
                                                                                      tion for option
                              Individual Grants                                       term (2)
               -----------------------------------------------------------            -----------------------

                           Percent
                           of total
                           options
                           granted
                           to                  Exercise
               Options     employees           or base            Expir-
               Granted     in fiscal           price              ation
               (#)(3)      year(%)             ($/Sh)             date                5%($)            10%($)
Name
-------------------------------------------------------------------------------------------------------------

Thomas F.     2,500            6.83            13.38              1/21/05             15,965           38,239
Goldrick,
Jr.

Richard W.    2,000            5.46            13.38              1/21/05             12,772           30,591
Merzbacher

Daniel T.     2,000            5.46            13.38              1/21/05             12,772           30,591
Rowe

Frederick     1,500            4.10            13.38              1/21/05              9,579           22,943
C. Braun,
III

Brian K.      1,500            4.10            13.38              1/21/05              9,579           22,943
Finneran

(1) The options discussed above were granted under the Company's 1994 Incentive Stock Option Plan, which is administered by the Stock Option Committee of the Board. Such options may be granted to any key employee of the Company or a subsidiary. The option price may not be less than 100% of the fair market value or book value, whichever is greater, of the Company Stock at the time of grant. Options are "Incentive stock options", within the meaning of Section 422A of the Internal Revenue Code. No option may have a life of more than 10 years from the date of grant.


                                       11



(2) The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and are not an estimate or projection of future prices for Company Stock.

(3) These options are subject to a five-year vesting schedule (0% the first year and 25% in each of the following four years).

                       Aggregated Option Exercises in Last
                  Fiscal Year and Fiscal Year-End Option Values



                                                                  Value of
                                                                  unexercised
                                            Unexercised           in-the-money
                                            options               options
                                            at fiscal             at fiscal
                 Shares                     year-end              year-end
                 Acquired                     # (1)                 $ (2)
                 on          Value          -------------         -------------
                 Exercise    Realized       Exercisable/           Exercisable/
Name               (#)         ($)          unexercisable          unexercisable
--------------------------------------------------------------------------------

Thomas F.          -0-         -0-           19,672/4,761         368,240/71,810
Goldrick, Jr.

Richard W.         -0-         -0-           15,095/4,522         283,919/69,486
Merzbacher

Daniel T.          -0-         -0-           15,095/4,522         283,919/69,486
Rowe

Frederick C.       -0-         -0-            9,185/3,391         169,947/52,112
Braun, III

Brian K.          573         5,224           7,059/3,391         128,703/52,112
Finneran

(1) Amounts shown reflect adjustments made by reason of the payment of stock dividends and stock splits since the respective dates of the option grants.

(2) Represents the difference between the exercise price of the options and the closing bid price of Company Stock on December 31, 1997 of $25.75 per share.


          Directors Incentive Retirement Plan. The Company had in effect a Directors Incentive Retirement Plan for directors of the

Company (other than the President) who elected to retire after having completed certain minimum service requirements. Under the plan, an eligible director who elected to retire was entitled to receive, for a period of five years after such retirement, a yearly amount equal to the highest annual amount received by such director from the Company or the Bank for his services to the Company or the Bank during the five years immediately preceding such retirement. At the present time, two (2) former directors of the Company are receiving payments under the Plan. Amounts paid or accrued under the Plan during the fiscal year ended December 31, 1997 amounted to $71,571.
          The Bank maintains several contributory and non-contributory medical and disability plans covering all officers as well as all full-time employees.
          At present, the directors and officers of the Company are not separately compensated for services rendered by them to the Company, and it presently is contemplated that such will continue to be the policy of the Company.

Compensation Committee Interlocks and Insider Participation
-----------------------------------------------------------
          The Personnel and Compensation Committee is authorized to review and recommend to the Board of Directors compensation levels of Company and Bank directors and officers and Bank staffing requirements. The Committee held six (6) meetings in 1997 and in such year consisted of J. Robert Blumenthal, Robert J. Grady, Raymond M. Piacentini, John F. Picciano and Thomas F. Goldrick, Jr. Mr. Goldrick is the Chairman and Chief Executive Officer of both the Company and the Bank.

Board Compensation Committee Report on Executive Compensation
-------------------------------------------------------------
          Cash compensation policies applicable to the Company's and the Bank's executive officers are reviewed as regards the separate components of base salary and supplemental compensation. Both components of cash compensation are viewed in consideration of the Company's performance during the most recent fiscal year, and as compared with its selected peers operating within the Company's geographical market area. Base compensation is subject to the performance evaluation of Committee members, giving consideration to various competitive influences, while supplemental compensation is viewed in light of specific performance criteria as established in the guidelines of the Company and the Bank for such supplemental compensation. The recommendations of the Personnel and Compensation Committee are then presented for approval to the Board of Directors of the Bank, which must approve the compensation packages for all executive officers and the making of supplemental payments pursuant to the guidelines of the Company and the Bank for such payments.
          The compensation of Thomas F. Goldrick, Jr., Chairman and Chief Executive Officer of the Company and the Bank, is reviewed annually by the Committee and considered in light of specific profitability ratios, such as Return on Assets and Return on Equity. Additionally, the Committee reviews the growth of the Company and the Bank, the resultant increase in market share, and various other competitive factors bearing upon its determination of appropriate compensation levels for the Chief Executive Officer, as well as the other Executive Officers.
          The foregoing report has been furnished by Messrs. J.
Robert Blumenthal, Robert J. Grady, Raymond M. Piacentini, John F.
Picciano and Thomas F. Goldrick, Jr.

                                PERFORMANCE GRAPH


 The following graph compares the yearly percentage change in the Company's cumulative total stockholder return on Company Stock with the cumulative total return of the NASDAQ Market Index, and the cumulative total returns of 86 Middle Atlantic NASDAQ Banks.

                 COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                           AMONG STATE BANCORP, INC.,
                   NASDAQ MARKET INDEX AND PEER GROUP INDEX*

                                  (LINE GRAPH)


                      ASSUMES $100 INVESTED ON JAN 1, 1993
                          ASSUMES DIVIDENDS REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 1997

                   * SOURCE: MEDIA GENERAL FINANCIAL SERVICES



                      COMPARISON OF CUMULATIVE TOTAL RETURN
                     OF COMPANY, PEER GROUP AND BROAD MARKET

                               FISCAL YEAR ENDING


COMPANY             1992      1993      1994      1995      1996      1997
STATE BANCORP INC   100       104.78    121.93    194.25    193.96    507.53
PEER GROUP          100       115.62    114.52    153.30    187.77    322.09
BROAD MARKET        100       119.95    125.94    163.35    202.99    248.30






                      PRINCIPAL STOCKHOLDERS OF THE COMPANY

 To the knowledge of Management, as of the record date, March 20, 1998, the only person owning beneficially or of record more than 5% of the outstanding shares of the Company Stock was as follows:

Name and Address      Nature of            Number of                 Percentage
    of Owner          Ownership             Shares                    of Class
----------------      ---------            ---------                 ----------
State Bancorp, Inc.   Beneficial            558,140                   8.95%
Employee Stock
  Ownership Plan
699 Hillside Avenue
New Hyde Park, NY


 The Company is required to identify any director, officer, or person who owns more than ten percent of a class of equity securities who failed to timely file with the Securities and Exchange Commission a required report relating to ownership and changes in ownership of the Company's equity securities. Based on information provided to the Company by such persons, all officers and directors of the Company made all required filings during the fiscal year ended December 31, 1997. The Company does not know of any person beneficially owning more than 10% of a class of equity securities.

                              CERTAIN TRANSACTIONS

 Some of the directors and officers of the Company or the Bank and some of the corporations and firms with which these individuals are associated also are customers of the Bank in the ordinary course of business, or are indebted to the Bank in respect of loans of $60,000 or more, and it is anticipated that some of these individuals, corporations and firms will continue to be customers of, and indebted to, the Bank on a similar basis in the future. All loans extended to such individuals, corporations and firms were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable Bank transactions with unaffiliated persons.
 During the fiscal year ended December 31, 1997, the law firm of Holman & Rosenberg LLP of which Gary Holman, a director of the Company and the Bank, was a member received legal fees from the Company and the Bank totaling $35,262 for services rendered up to and including February 28, 1997. During the same year, the law firm of Cahn Wishod & Lamb, LLP, to which firm Mr. Holman became counsel on March 1, 1997, also received legal fees from the Company and the Bank. The Company has been informed by Mr. Holman that the amount of such fees paid to that firm does not exceed five percent of the firm's gross revenues for the firm's last fiscal year. Except as set forth above, outside of normal customer relationships, none of the directors or officers of the Company or the Bank or the corporations or firms with which such individuals are associated currently maintain or have maintained within the past fiscal year any significant business or personal relationship with the Bank other than such as arises by virtue of such individual's or entity's position with or ownership interest in the Company.

                              ELECTION OF DIRECTORS

 At the Meeting, four (4) directors of the Company are to be elected to three-year terms, each to serve until his or her successor is elected and has qualified. The Board of Directors of the Company has nominated the following persons: J. Robert
Blumenthal, Arthur Dulik, Jr., Joseph F. Munson and Daniel T. Rowe.
All of the nominees are members of the present Board of Directors of the Company, with terms expiring at the meeting.
 Proxies returned by Stockholders and not revoked will be voted for the election of the above nominees as directors unless Stockholders instruct otherwise on the proxy. If any nominee shall become unavailable for election, which is not anticipated, the shares represented by proxies which would otherwise have been voted for such nominee, in accordance with this Proxy Statement, will be voted for such substitute nominee as may be designated by the Board of Directors of the Company.
 The following table contains the names and ages of the current directors of the Company whose terms will continue beyond the Meeting and those directors of the Company whose terms expire at the Meeting who have been nominated for re-election, with those directors who presently are nominated for re-election at the Meeting listed first. Opposite the name of each director is the year such person's term of office expires, the year each first became a director of the Company or the Bank, the principal occupation(s) of each during the past five years and other directorships of public companies held by each.

                       Length of
                       Service as                      Principal Occupation
                       Director and                    During Past 5 Years
 Name                  Expiration                      and Directorships of
 and Age               of Term                         Public Companies(a)
 -------               ------------                    --------------------
 Nominees
 --------
 J. Robert             Since 1988                      President, Harwyn
 Blumenthal (64)       Expires 1998                    Enterprises Inc.,
                                                       Retail shoe stores

 Arthur Dulik,         Since 1996                      Chief Financial Officer
 Jr.  (51)             Expires 1998                    Altana Inc.,
                                                       Pharmaceuticals

 Joseph F.             Since 1989                      President, TRM Inter-
 Munson (49)           Expires 1998                    national, Inc.,
                                                       Insurance underwriting
                                                       management



 Daniel T.             Since 1992                      President, State
 Rowe (48)             Expires 1998                    Bancorp, Inc. and
                                                       Vice Chairman, State Bank
                                                       of Long Island

 Directors Continuing in Office
 ------------------------------
 Carl R. Bruno (66)    Since 1993                      Chief Financial
                       Expires 2000                    Officer, DiFazio
                                                       Electric, Inc.,
                                                       Electrical
                                                       contractors

 Thomas F.             Since 1980                      Chairman and Chief
 Goldrick, Jr. (57)    Expires 1999                    Executive Officer, State
                                                       Bancorp, Inc. and State
                                                       Bank of Long Island

 Robert J.             Since 1968                      Retired; formerly
 Grady (71)            Expires 2000                    Vice President, Jahn's
                                                       Since 1897 Inc.
                                                       Restaurants

 Gary                  Since 1968                      Vice-Chairman of the,
 Holman (67)           Expires 2000                    Board of Directors, State
                                                       Bancorp, Inc. and State
                                                       Bank of Long Island; Of
                                                       Counsel, Cahn Wishod &
                                                       Lamb, LLP, Attorneys;
                                                       formerly Partner,Holman &
                                                       Rosenberg LLP, Attorneys

 Richard W.            Since 1989                      Vice Chairman,
 Merzbacher (49)       Expires 2000                    State Bancorp, Inc. and
                                                       President,State
                                                       Bank of long Island


 Raymond M.            Since 1992                      Partner, Piacentini,
 Piacentini (44)       Expires 1999                    Hadlock, Harvey & Co.,
                                                       LLC, A Professional
                                                       Services Firm

 John F.               Since 1989                      Attorney
 Picciano (54)         Expires 1999

 Suzanne H.            Since 1992                      Manager, New Hyde Park
 Rueck (36)            Expires 1999                    Inn


(a) Unless otherwise indicated, the business experience of each director during the past five years was that typical to a person engaged in the principal occupation listed for each.

          The above-listed persons are also presently serving as directors of the Bank, with the term of each to expire in the same year in which his or her term as director of the Company is to expire. It is anticipated that each director of the Company elected at the meeting will shortly thereafter be elected to a conforming term as director of the Bank.
          The Board of Directors of the Company held twelve (12) meetings during 1997.
          The Board of Directors of the Bank held twelve (12) meetings during 1997.
          The Board of Directors of the Company does not have standing audit, nominating or compensation committees or committees performing similar functions.
          Among its standing committees, the Board of Directors of the Bank has an Examining and Audit Committee and a Personnel and Compensation Committee. The Examining and Audit Committee conducts the annual directors' examination, reviews reports of examination of the Bank made by regulatory authorities and makes periodic reports to the Board of Directors of the Bank regarding the findings of the auditor's regular daily audits. During 1997 this Committee held seven (7) meetings and its present members are Carl R. Bruno, Robert J. Grady, Raymond M. Piacentini and John F.
Picciano.
          The names of the members of the Personnel and Compensation Committee and the number of meetings held by the Committee in 1997 are set forth on Page 8 of this proxy statement.
          During the year ended December 31, 1997, each director of the Company and the Bank attended at least 75% of the total number of Board meetings held (while he or she was a director) and the number of meetings held by all committees of the Board on which he or she served (while he or she served).
          Each director of the Bank who is not an employee thereof currently receives an annual retainer of $9,600 and $500 for each Board committee meeting attended. Each director of the Bank currently receives $700 for each meeting of the Board of Directors attended. Each director of the Bank who is not an employee thereof and who serves as Chairman of a Board committee receives an additional stipend ranging from $1,000 to $6,000. No additional remuneration is received by any director for special assignments or services.
          Directors of the Bank may elect to defer the receipt of all or any portion of their compensation. Amounts deferred are allocated to a deferred compensation account. Each participating director's account accrues interest at the Bank's Prime Rate. All accounts will be unfunded and general obligations of the Bank. Distributions from a deferred compensation account commence upon termination of membership on the Board of Directors, death or disability, or at a date previously designated by the participating director. Distributions from the deferred compensation account are to be made annually over a three year period.

                        Security Ownership of Management

 The following table sets forth the beneficial ownership of Company Stock as of February 28, 1998 by each director (including all the Company's executive officers) and by all current directors and executive officers as a group:


                                   Number           Percent
       Name                        of Shares        of Total
       ----                        ---------        --------

 J. Robert Blumenthal               39,951                *

 Carl R. Bruno                       3,109                *

 Arthur Dulik, Jr.                   5,281                *

 Thomas F. Goldrick, Jr. (1)(5)    141,416            2.26%

 Robert J. Grady                    39,707                *

 Gary Holman                        45,984               *

 Richard W. Merzbacher (2)(5)       86,877           1.39%


 Joseph F. Munson                    1,477               *

 Raymond M. Piacentini               1,954               *

 John F. Picciano                   12,360               *

 Daniel T. Rowe (3)(5)             104,221           1.66%


 Suzanne H. Rueck                   47,770               *

 All directors and
 executive officers
 as a group (14 persons) (4)(5)    563,296           8.98%


* Less than 1%.

(1) Includes 19,672 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 27, 1998.

(2) Includes 15,095 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 27, 1998.

(3) Includes 15,095 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 27, 1998.

(4) Includes 66,106 shares issuable upon the exercise of stock options to purchase Company Stock which are exercisable within 60 days of March 27, 1998.

(5) Includes allocated shares held by the ESOP for the benefit of the person named.


                              INDEPENDENT AUDITORS


 The independent public accounting firm of Deloitte and Touche has acted as the Company's independent auditors for 1997 and it is anticipated that the same firm will be selected to perform the same duties for the current year. Representatives of the firm will be available to respond to appropriate questions at the Annual Meeting of Stockholders.

                                  OTHER MATTERS

 As of the date of the Proxy Statement, Management and the Board of Directors know of no other matters to be brought before the Meeting. However, if further business is properly presented, the persons named in the proxy intend to vote thereon in accordance with their best judgment.

                      STOCKHOLDER PROPOSALS AND NOMINATIONS

 Proposals of stockholders submitted pursuant to Rule 14a-8 of the Securities and Exchange Commission for the proxy statement for the annual meeting of stockholders to be held April 27, 1999 must be received by the Company at its principal executive offices not later than November 26, 1998. Such proposals and any recommendations for nomination as a director should be submitted in writing to the Secretary of the Company, State Bancorp, Inc., 699 Hillside Avenue, New Hyde Park, New York 11040, who will submit them to the Board for its consideration. This notice of the annual meeting date also serves as the notice by the Company of the advance notice By-law described below.
 Under the Company's By-laws, a stockholder must give timely written notice to the Secretary of the Company of a nomination or before bringing any business before any annual or special meeting of stockholders. Notice must be received by the Secretary not less than 90 days nor more than 120 days prior to April 27, 1999 or such earlier date as may be required under Rule 14a-8. The notice shall set forth for each matter a brief description of the business to be brought before the meeting, the reasons therefore, the name, address, class and number of shares beneficially owned by, and any material interest of the stockholder making the proposal. Notice of a nomination shall set forth the name, address and the class and number of shares owned by the stockholder making the nomination; the name, age, business and residence addresses and principal occupation of the nominee and the number of shares beneficially owned by, and such other information concerning, the nominee as would be required to be disclosed in the solicitation of proxies for election of directors under Regulation 14A under the Securities Exchange Act of 1934, as amended. The recommendation must also be accompanied by the consent of the individual to be nominated, to be elected and to serve. The Company may require any nominee to furnish such other information as may reasonably be required to determine the eligibility of the nominee. Persons 72 or older are not eligible for nomination.

Date:  March 27, 1998

By order of the Board of Directors



Brian K. Finneran, Secretary